UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

SIERRA PACIFIC RESOURCES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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A message for Stockholders of
Sierra Pacific Resources

PLEASE VOTE

The special meeting of stockholders of Sierra Pacific Resources is to be held on August 11, 2003. Your vote is extremely important in order to approve the potential issuance of additional shares of our Common Stock so that we may have the option to issue shares of Common Stock in lieu of paying the cash portion of the conversion price payable upon conversion of our 7.25% Convertible Notes due 2010.

Why your vote matters...

•	40% of Sierra Pacific Resources shares are held by individual shareholders.

•	A majority of the Sierra Pacific Resources shares must be voted in favor in order to approve the proposal.

•	Whether you hold your shares directly or through your broker you must give specific instructions for your shares to be voted.

The Board of Directors of Sierra Pacific Resources recommends that you vote “FOR” the proposal. Please submit your voting instructions by August 11th.

You may vote your shares by signing, dating and returning the enclosed proxy card or voting instruction form if your shares are held in street name.

If you need an additional copy of the proxy statement, would like assistance voting, or have any questions regarding the proposal, please contact Morrow & Co., Inc., our proxy solicitor, at this toll free number: 1-800-607-0088.

Thank you,

WALTER M. HIGGINS
Chairman, President
and Chief Executive Officer

Additional information about the transactions and where to find it:
On June 27, 2003, Sierra Pacific Resources filed a definitive proxy statement describing the proposed stock issuance with the United States Securities and Exchange Commission (“SEC”). On or about June 27, 2003, Sierra Pacific Resources mailed the definitive proxy statement to its stockholders in connection with the proposal. In addition, Sierra Pacific Resources will file other information and documents concerning the proposal and its business with the SEC. INVESTORS AND STOCKHOLDERS OF SIERRA PACIFIC RESOURCES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED BY SIERRA PACIFIC RESOURCES WITH THE SEC BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT THE PROPOSAL. These documents are available without charge on the SEC’s web site at www.sec.gov and may be obtained without charge from the SEC at telephone number 800-SEC-0330.
INVESTORS AND STOCKHOLDERS OF SIERRA PACIFIC RESOURCES SHOULD READ THE DEFINITIVE PROXY STATEMENT CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS.

Sierra Pacific Resources’ executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Sierra Pacific Resources in favor of the stock issuance. A description of the interests of Sierra Pacific Resources’ executive officers and directors in Sierra Pacific Resources is set forth in the proxy statement for Sierra Pacific Resources’ 2003 Annual Meeting of Stockholders, which was filed with the SEC on April 9, 2003. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Sierra Pacific Resources’ executive officers and directors in the proposal by reading the definitive proxy statement filed with the SEC on June 27, 2003

Sierra Pacific Resources 6100 Neil Road Reno, Nevada 89511	PROXY

This proxy is solicited by the Board of Directors for use at the Special Meeting on August 11, 2003.

The undersigned hereby appoints Walter M. Higgins III and C. Stanley Hunterton or any one or more of them, attorneys with full power of substitution to each for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the Common Stock of the undersigned in Sierra Pacific Resources at the Special Meeting of Stockholders to be held on August 11, 2003, at 10:00 a.m. local time, at the corporate headquarters of Sierra Pacific Resources at 6100 Neil Road, Reno, Nevada, or at any adjournment thereof, upon the matters described in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Special Meeting of Stockholders or any adjournment thereof. Said proxies are directed to vote on the matters described in the Special Meeting of Stockholders and Proxy Statement for the Special Meeting of Stockholders as follows, and otherwise in their discretion upon such other business as may properly come before the Special Meeting of Stockholders or any adjournment thereof.

Our Board of Directors has determined that providing the Company with the ability to issue the additional Shares so that the Company will have the option to issue shares of Common Stock in lieu of paying the cash portion of the conversion price of our Notes is in the Company’s and your best interest. Our Board unanimously recommends that you vote FOR the proposal at the special meeting.

Your vote is important. Whether or not you plan to attend the special meeting, please indicate your vote, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you attend the special meeting and prefer to vote your shares in person, you will be able to do so.

See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR Proposal 1.

1.	To approve the potential issuance of up to 42,736,920 additional shares of Sierra Pacific Resources Common Stock for payment of the cash portion of the conversion price payable upon conversion of Sierra Pacific Resources’ currently outstanding $300 million principal amount of 7.25% Convertible Notes due 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

PLEASE COMPLETE, INDICATE YOUR VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ON AUGUST 11, 2003. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ABOVE-STATED PROPOSAL.

Date ____________________________, 2003

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Signature(s) in Box

Please sign exactly as your name or names appear hereon. For more than one owner as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer; if a partnership, please sign in partnership name by an authorized person.